Exhibit 10.1
July 26, 2024

From:	Denali Therapeutics Inc.
161 Oyster Point Blvd.
South San Francisco, CA 94080

To:	Biogen MA, Inc.
225 Binney Street
Cambridge, MA 02142
[***]

RE: Side Letter to Right of First Negotiation, Option and License Agreement regarding termination of the ATV:Abeta Program

As you know, Denali Therapeutics Inc. (“Denali”), Biogen MA, Inc. (“BIMA”) and Biogen International GmbH (“BIG”, together with BIMA, “Biogen”) are parties to that certain Right of First Negotiation, Option and License Agreement dated October 6, 2020, as amended pursuant to that certain amendment dated August 17, 2023 (the “Agreement”) and, on April 1, 2023, Biogen exercised its Option with respect to the ATV:Abeta Program pursuant to the Agreement. Biogen now wishes to terminate its rights under the Agreement with respect to the ATV:Abeta Program and the Parties wish to confirm their discussions and understanding regarding the return of rights to Denali with respect to the ATV:Abeta Program and certain related arrangements, all as further described in this side letter (the “Letter”).

Capitalized terms in this Letter have the meaning given to them in the Agreement unless otherwise stated.

1.Termination of the ATV:Abeta Program and Agreement in its entirety; Licenses.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Denali Therapeutics
denalitherapeutics.com

161 Oyster Point Blvd
South San Francisco, CA 94080
650.866.8548

Exhibit 10.1
a.This Letter shall be deemed to constitute notice by Biogen of the exercise of its right under Section 14.2(b)(ii) of the Agreement to terminate the Option Program known as the ATV:Abeta Program (hereafter referred to as the “ATV:Abeta Terminated Program”) in its entirety in all Regions. The Parties agree that, notwithstanding Section 14.2(b)(ii) of the Agreement, the effective date of such termination shall be the date of this Letter (July 26, 2024), and for the avoidance of doubt, the [***] written notice period set forth in Section 14.2(b)(ii) of the Agreement shall be waived as to the termination of the ATV:Abeta Program.

b.Consistent with such termination, the Parties confirm and agree that, effective as of the date of this Letter: (i) the last sentence of Section 14.6.1(a) and the last sentence of Section 14.6.1(b) of the Agreement shall apply; (ii) the licenses and rights granted under Sections 4.1.1 through 4.1.5 of the Agreement are hereby terminated; (iii) the Parties’ respective obligations under Section 4.4.1(a), and otherwise pursuant to Section 4.4, in each case, of the Agreement, which became effective upon Biogen’s exercise of its Option for the ATV:Abeta Program [***], are hereby terminated; (iv) except as expressly set forth in this Letter, the Parties’ respective rights and obligations under Section 14.6 are hereby waived; and (v) the Agreement is hereby terminated in its entirety, and as except as expressly set forth in this Letter or under Section 14.9.1 of the Agreement, all other rights and obligations of the Parties under the Agreement are hereby terminated.

c.Subject to Section 1(d) of this Letter below, and effective as of the date of this Letter, Biogen hereby grants to Denali a non-exclusive, worldwide, royalty-free, fully paid-up license (with the right to grant and authorize sublicenses) under [***] (the “Biogen Reversion Data”) to Develop, Manufacture, perform Medical Affairs activities, and Commercialize all Option Products included in the ATV:Abeta Program as of the date of this Letter, and to the extent controlled by Denali following the date of this Letter, other ATV:Abeta Therapeutics and products containing such ATV:Abeta Therapeutics (except for products described in Section 1(d) of this Letter below).

d.Notwithstanding any other provision in this Letter, [***].

e.Biogen shall provide to Denali copies of the Biogen Reversion Data, and Denali shall have the right to use and disclose the Biogen Reversion Data in the exercise of its rights under Section 1(c) of this Letter above.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Denali Therapeutics
denalitherapeutics.com

161 Oyster Point Blvd
South San Francisco, CA 94080
650.866.8548

Exhibit 10.1
2.Technology and Other Transfer; Transition. The Parties agree that, subject to Section 1(d) of this Letter above and notwithstanding Sections 14.6.1(b) and (c) of the Agreement, the following provisions of Schedule 14.6.1(c) of the Agreement set out in this Section 2 of this Letter below shall apply to the ATV:Abeta Terminated Program, and to ATV:Abeta Therapeutics and ATV:Abeta Products included in the ATV:Abeta Terminated Program as of the date of this Letter, as if such program, therapeutics and products were [***], Terminated Proteins [***], respectively, referenced therein; in addition, the Terminated Region for such purposes shall be all Regions:
a.The Parties acknowledge and agree that there are no contracts that Biogen has entered into with respect to the ATV:Abeta Terminated Program that [***] Denali wishes to assume. Further, no Sublicenses were granted by Biogen relating to the ATV:Abeta Program prior to the date of this Letter.
b.Section 1.3 of Schedule 14.6.1(c) of the Agreement shall apply to [***] with respect to the ATV:Abeta Terminated Program. Annex 2 sets out a list of the Program Patent Rights filed as of the date of this Letter relating to the ATV:Abeta Terminated Program.
c.Section 1.4 of Schedule 14.6.1(c) of the Agreement shall apply with respect to Confidential Information of [***] that is [***] ATV:Abeta Therapeutics or ATV:Abeta Products within the ATV:Abeta Terminated Program (except that references to “this Agreement” such section shall also include this Letter). Without limiting the foregoing, in light of the termination of the ATV:Abeta Program, Denali hereby directs Biogen to destroy all tangible items bearing, containing or contained in, any of the Confidential Information of Denali that is solely related to the ATV:Abeta Program; provided, however, (i) copies of such Confidential Information may be retained and stored solely for the purpose of determining its obligations under this Agreement, subject to the non-disclosure and non-use obligation under Article 11 of the Agreement, and (ii) Biogen will not be required to return or destroy Confidential Information contained in any computer system back-up records made in the ordinary course of business; provided further that such Confidential Information may not be accessed without Denali’s prior written consent or as required by Applicable Law. Biogen shall provide Denali written certification of such destruction within [***] of the date of this Letter.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Denali Therapeutics
denalitherapeutics.com

161 Oyster Point Blvd
South San Francisco, CA 94080
650.866.8548

Exhibit 10.1
3.Other Matters. This Letter, or the performance, enforcement, breach or termination hereof, shall be interpreted, governed by and construed in accordance with the laws of the State of New York, United States, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The provisions of Section 10.5, 10.6 and Article 15 of the Agreement shall be deemed incorporated by reference into this Agreement and, in each case, to the extent applicable, references in such Sections and Article to “this Agreement” generally (but not to specific provisions of the Agreement) shall be deemed to include “this Letter”. Without limiting the foregoing, this Letter, or Denali’s rights or duties under this Letter, may be sold, transferred, assigned, delegated, pledged or otherwise disposed of subject to the same terms and conditions as Section 15.3 of the Agreement. No right or obligation of a Party arising under the Agreement shall be modified or amended except as and to the extent expressly set out in this Letter; and for clarity, the provisions of Section 14.9.1 that are stated to survive termination of the Agreement shall survive as provided therein. With respect to the subject matter of this Letter, the terms of this Letter shall control.

Please acknowledge your acceptance and agreement with the terms of this Letter by countersigning this Letter below.

Sincerely,

/s/ Alexander O. Schuth

Alex Schuth, COFO
For and on behalf of Denali Therapeutics Inc.

Agreed and Acknowledged by:

/s/ Jane Grogan, Ph.D.
Jane Grogan, Ph.D., Executive Vice President, Head of Research
Biogen MA, Inc.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Denali Therapeutics
denalitherapeutics.com

161 Oyster Point Blvd
South San Francisco, CA 94080
650.866.8548

Exhibit 10.1
s/ Frederick Lawson
Frederick Lawson
Biogen International GmbH

Cc:	Miranda Biven, Wilson Sonsini
Hannah England, Ropes & Gray

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Denali Therapeutics
denalitherapeutics.com

161 Oyster Point Blvd
South San Francisco, CA 94080
650.866.8548

Exhibit 10.1
Annex 1

Biogen Reversion Data

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Denali Therapeutics
denalitherapeutics.com

161 Oyster Point Blvd
South San Francisco, CA 94080
650.866.8548

Exhibit 10.1
Annex 2

Program Patent Rights

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Denali Therapeutics
denalitherapeutics.com

161 Oyster Point Blvd
South San Francisco, CA 94080
650.866.8548